Exhibit 10.18.2

                             NAPTAU GOLD CORPORATION

         5391 Blundell Road, Richmond, British Columbia, Canada, V7C 1H3

          TEL: 604-277-5252                         FAX: 604-277-5282

July 28, 1999

ADDENDUM TO LETTER OF INTENT SIGNED JULY 6, 1999

BETWEEN:

         CYBER CENTERS.COM, INC.    AND     NAPTAU GOLD CORPORATION

         8501 Wilshire Blvd., Suite 150     5391 Blundell Road

         Beverly Hills, CA  90211           Richmond, B.C., V7C 1H3

IT IS HEREBY MUTUALLY AGREED that time is of the essence and the "closing date" is hereby extended to be "no later than August 31, 1999.

Acknowledged and agreed to this 27th day of July, 1999.

CYBER CENTERS.COM, INC.                        NAPTAU GOLD CORPORATION

/s/ John Veyette                               /s/ E. D. Renyk
---------------------------                    --------------------------------

per John Veyette, President                    per E. D. Renyk, C.A., President